FORBEARANCE AGREEMENT

         THIS AGREEMENT is made and entered into this 19th day of April 1999, by and between BANK ONE, TEXAS, N.A. ("Bank One") and SABA PETROLEUM COMPANY ("Saba"), on behalf of itself and certain of its Subsidiaries and GREKA ENERGY CORPORATION ("GREKA").

                                               R E C I T A T I O N S :

         A. Saba and Bank One are parties to that certain First Amended and Restated Loan Agreement dated as of September 23, 1996, as heretofore amended (the "Loan Agreement").

         B. Events of Default and Unmatured Events of Default have occurred and are continuing under the Loan Agreement.

         C. Bank One has notified Saba of such Events of Default and Unmatured Events of Default, and has notified Saba that Bank One has accelerated and declared immediately due and payable the outstanding principal balance of the Loans, plus all accrued, unpaid interest thereon.

         D. Bank One has also sent written notice to each of Saba's Subsidiaries that are Guarantors (other than Sabacol Corporation ("Sabacol")) demanding that each such Guarantor repay the Loan, in accordance with the terms of its Guaranty.

         E. Bank One has filed a Proof of Claim in the Sabacol Bankruptcy asserting its right to receive payment on the Loan from Sabacol pursuant to the terms of Sabacol's Guaranty.

         F. GREKA has notified Bank One of the pendency of certain transactions involving Saba and/or certain of its Subsidiaries, and has requested that Bank One forebear from exercising its remedies under the Loan Agreement, at law or in equity (collectively, the "Remedies") in order to afford GREKA the opportunity to close certain of such pending transactions and make certain partial payments to Bank One to be credited to the Loan, and Bank One is willing to agree to such forbearance on the terms set forth herein:

         NOW, THEREFORE, for and in consideration of the premises, for the mutual benefits to be derived herefrom, and for other good and valuable consideration, the adequacy of which is hereby acknowledged by each party, the parties hereto agree as follows:

         1. The terms "Bank of New York Transaction," "EnerVest Transaction," "Motion to Sell," "Omimex Transaction," "Sabacol Bankruptcy," "SETI Properties" and "Transactions" shall have the meanings set forth on Exhibit "A" to this Agreement. All other capitalized terms used in this Agreement, without being defined herein, shall have the meanings set forth in the Loan Agreement.

         2. Saba and GREKA hereby represent and warrant to Bank One that the matters stated in the Compliance Certificate dated March 11, 1999, delivered by Saba to Bank One, and the matters stated in the letter dated March 11, 1999, from Mr. Randeep S. Grewal on behalf of Saba to Mr. Randy Durant of Bank One and in the enclosures referred to in that letter, were true and correct as of the date thereof and continue to be true and correct as of the date of this Agreement.

         3. Bank One hereby agrees that it shall forebear from the exercise of its Remedies through and including May 30, 1999, subject to each of the following conditions being timely met:

                  a. Prior to the hearing on the Motion to Sell, which is currently scheduled to be heard on April 23, 1999, Bank One and the parties to the Omimex Transaction shall have entered into an agreement in substantially the same form as that attached hereto as Exhibit "B," and incorporated herein.

                  b. On or before April 30, 1999, an order shall be entered by the court in which the Sabacol Bankruptcy is pending, following its hearing on the Motion, approving the closing of the Omimex Transaction on or before May 30, 1999.

                  c. The Bank of New York Transaction shall close on or before April 30, 1999, and contemporaneously with such closing, the cash sum of $7,000,000.00 will be wire transferred directly to Bank One, Texas, N.A., Dallas, Texas 201, A.B.A. Number 111000614, BENF-Commercial Loan Serving Center- South Region, for credit to Account Number 1065151010,
         Borrower: Saba Petroleum Company, Obligor No. 7417315869, Obligation No. 91, Attn: Special Servicing, Commercial Loan Servicing Center-South Region, to be applied against the outstanding balance of the Loan.

                  d. On or before May 14, 1999, Sabacol shall have duly executed and delivered to Bank One a recordable Mortgage or Deed of Trust, and corresponding Financing Statement ("Security Instruments") in form acceptable to Bank One, pursuant to which the properties to be assigned to Sabacol or its affiliates in connection with the Omimex Transaction shall be subjected to liens and security interests in favor of Bank One, securing all of the Obligations under the Loan Agreement. Such Security Instruments shall be held by Bank One, and shall not be recorded, unless and until Bank One gives its consent to the final Closing of the Omimex Transaction (as such term is defined in Section
         9.1 of the Asset Purchase Agreement attached as Exhibit "B" to the Motion to Sell), and contemporaneously executes and delivers to the Omimex Group a release of the liens that have been granted by Omimex Resources, Inc. in favor of Bank One with respect to the properties being conveyed from the Omimex Group to Sabacol pursuant to the Omimex Transaction.

                  e. The EnerVest Transaction shall close on or before May 29, 1999, and contemporaneously with such closing of the EnerVest Transaction, the cash sum of $10,000,000.00 shall be wire transferred to Bank One in accordance with the wire transfer instructions set forth in paragraph 3c., to be applied to the outstanding balance of the Loan.

                  f. Each of the Transactions shall be closed substantially in accordance with the terms of the documentation made available to Bank One as of the date of this Agreement, as described in the definition of each such Transaction on Exhibit "A" attached hereto.

                  g. Neither Saba nor any of the Guarantors, subsequent to April 13, 1999, shall have caused or permitted any act or event to occur that gives rise to a new Event of Default or Unmatured Event of Default under the Loan Agreement, which did not already exist on April 13, 1999.

         4. Upon the failure of any of the foregoing conditions, Bank One's agreement to forebear from the pursuit of its Remedies shall thereupon be terminated, and Bank One thereafter shall be free to pursue any and all of its Remedies; provided, however, that no such termination of Bank One's agreement to forbear from the exercise of its Remedies shall be retroactive with respect to any of the Transactions closed with Bank One's consent prior to any such termination.

         5. To the extent that all of the conditions set forth in paragraphs 3a. through g. have been satisfied, if any Event of Default or Unmatured Event of Default exists and is continuing subsequent to May 30, 1999, Bank One shall thereafter be free to pursue any and all of its Remedies.

         6. Time is of the essence in the satisfaction in each of the conditions set forth in paragraph 3 of this Agreement, and no such condition shall be deemed to have been satisfied unless it is fully and completely satisfied by the time stated in paragraph 3 hereof.

         7. Nothing in this Agreement is intended to amend nor shall be construed to amend the Loan Agreement or any of the Loan Documents, except as expressly set forth herein.

         8. This Agreement may be executed in multiple counterparts, and each party agrees that the counterpart signature page executed on its behalf may be collated with the counterpart signature pages executed on behalf of the other parties hereto to form a fully executed agreement. The parties hereto agree that delivery of executed counterparts of this instrument may be made by facsimile, and each party hereto agrees to be bound by an executed counterpart hereof bearing the facsimile signature of such party's representative.

         Executed as of the date first set forth above.

BANK ONE, TEXAS, N.A.                           SABA PETROLEUM COMPANY

By: / s / Randall B. Durant                     By:   / s / Randeep S. Grewal
    ---------------------------------           -----------------------------
    Randall B. Durant, Vice President                 Randeep S. Grewal
                                                      CEO

                                                GREKA ENERGY CORPORATION

                                                 By:   / s / Randeep S. Grewal
                                                 -----------------------------
                                                       Randeep S. Grewal
                                                       CEO

                                   EXHIBIT "A"


         "Bank of New York Transaction" means that certain Loan Transaction as described in Letter of Intent dated March 9, 1999, between BNY Financial Corporation, Santa Maria Refining Company and Saba.

         "EnerVest Transaction" means that certain Purchase and Sale Transaction pursuant to which the SETI Properties will be sold to EnerVest Energy, L.P. pursuant to the form Purchase and Sale Agreement transmitted to counsel for Bank One by e-mail on April 14, 1999, at e-mail address "mlgrove@porterhedges.com."

         "Motion to Sell" means that certain Motion for Order Authorizing Debtor and Debtor-in-Possession to Sell all of its Real and Personal Property Assets pursuant to an Asset Purchase Agreement with the Omimex Group Free and Clear of all Liens and Encumbrances and upon Consummation of the Sale, to Dismiss this Bankruptcy Case and Set Bar Date filed by Sabacol, Inc. in the Sabacol Bankruptcy.

         "Omimex Transaction" means that certain Transaction as identified in the [Motion to Sell] filed on behalf of Sabacol in the Sabacol Bankruptcy on March 29, 1999.

         "Sabacol Bankruptcy" means that certain voluntary Chapter 11 proceeding styled In re Sabacol, Inc. initiated by Sabacol, Inc. pursuant to its Petition filed on or about December 11, 1998 in the United States Bankruptcy Court for the Central District of California, Santa Barbara Division, as Case No. ND 98-15855RR.

         "SETI Properties" means the Oil and Gas Properties owned by Saba Energy of Texas, Inc., expressly excluding any and all of such properties (if any) that were previously owned by other Subsidiaries of Saba and are subject to a lien or security interest in favor of Bank One.

         "Transactions" means the Omimex Transaction, the Bank of New York Transaction and the EnerVest Transaction.

                               FIRST AMENDMENT TO
                              FORBEARANCE AGREEMENT

         THIS FIRST AMENDMENT ("Amendment") is made and entered into this 30th day of April, 1999, by and between BANK ONE, TEXAS, N.A. ("Bank One") and SABA PETROLEUM COMPANY ("Saba"), on behalf of itself and certain of its Subsidiaries and GREKA ENERGY CORPORATION ("GREKA") who are sometimes referred to herein colelctively as the Parties.

                             R E C I T A T I O N S :

         A. The Parties entered into that certain Forbearance Agreement dated April 19, 1999 ("Agreement);

         B.       The Parties desire to amend the Agreement; and

         C. All capitalized terms used in this Amendment, without being defined herein, shall have the meanings set forth in the Agreement.

         NOW, THEREFORE, for and in consideration of the premises, for the mutual benefits to be derived herefrom, and for other good and valuable consideration, the adequacy of which is hereby acknowledged by each party, the parties hereto agree as follows:

         1. Bank One' agreement that it shall forbear from the exercise of its Remedies through and including May 30, 1999 as provided in
                  Section 3 of the Agreement shall be extended to June 11, 1999.

         2. The amount of the cash sum that will be contemporaneously wire transferred directly to Bank One upon closing the Bank of New York Transaction as provided in Section 3(c) of the Agreement shall be reduced from $7,000,000.00 to $6,000,000.00

         3. The closing date of May 29, 1999 as provided in Section 3(e) of the Agreement for the EnerVest Transaction shall be extended to June 11, 1999.

         4. The date of May 30, 1999 as provided in Section 5 of the Agreement shall be amended to June 11, 1999.

         5. All other terms and conditions of the Agreement remain unchanged and in full force and effect.

Executed as of the date first set forth above.

BANK ONE, TEXAS, N.A.                       SABA PETROLEUM COMPANY

By: / s / Randall B. Durant                 By:   / s / Randeep S. Grewal
    ---------------------------------             -------------------------
    Randall B. Durant, Vice President             Randeep S. Grewal
                                                  Chairman, CEO & President

                                            GREKA ENERGY CORPORATION

                                            By:   / s / Randeep S. Grewal
                                                  -------------------------
                                                  Randeep S. Grewal
                                                  Chairman, CEO & President

                   AMENDED AND RESTATED FORBEARANCE AGREEMENT


         THIS AGREEMENT (the "Agreement") is made and entered into this 15th day of July 1999, by and between BANK ONE, TEXAS, N.A. ("Bank One"), SABA PETROLEUM COMPANY ("Saba"), on behalf of itself and certain of its Subsidiaries, and GREKA ENERGY CORPORATION ("GREKA").


                             R E C I T A T I O N S :

         A. Saba and Bank One are parties to that certain First Amended and Restated Loan Agreement dated as of September 23, 1996, as heretofore amended (the "Loan Agreement").

         B. Events of Default and Unmatured Events of Default have occurred and are continuing under the Loan Agreement.

         C. Bank One has notified Saba of such Events of Default and Unmatured Events of Default, and has notified Saba that Bank One has accelerated and declared immediately due and payable the outstanding principal balance of the Loans, plus all accrued, unpaid interest thereon.

         D. Bank One has also sent written notice to each of Saba's Subsidiaries that are Guarantors (other than Sabacol Corporation ("Sabacol")) demanding that each such Guarantor repay the Loan, in accordance with the terms of its Guaranty.

         E. Bank One, Saba and GREKA have heretofore executed that certain Forbearance Agreement dated April 19, 1999, as amended by First Amendment thereto dated April 30, 1999 (collectively, the "Original Forbearance Agreement").

         F. Certain of the events on which Bank One had based its agreement to forbear from the pursuit of its remedies under the Loan Agreement, as set forth in the Original Forbearance Agreement, have not occurred, but GREKA has notified Bank One of the pendency of certain pending transactions involving Saba and/or certain of its Subsidiaries, and has requested that Bank One continue to forebear from exercising its remedies under the Loan Agreement, at law or in equity (collectively, the "Remedies") in order to afford GREKA the opportunity to close such pending transactions and make certain payments to Bank One to be credited to the Loan, and Bank One is willing to agree to such continued forbearance on the terms set forth herein:

         NOW, THEREFORE, for and in consideration of the premises, for the mutual benefits to be derived herefrom, and for other good and valuable consideration, the adequacy of which is hereby acknowledged by each party, the parties hereto agree as follows:

         1. All capitalized terms used in this Agreement, without being defined herein, shall have the meanings set forth in the Loan Agreement, unless otherwise provided herein.

         2. Saba and GREKA hereby represent and warrant to Bank One; and Randeep
S. Grewal, after having first been duly sworn, hereby recertifies to Bank One to the best of his knowledge in his capacity as an officer of Saba and GREKA; that the matters he certified in the Compliance Certificate dated March 11, 1999, delivered by Saba to Bank One, and the matters stated in the letter dated March 11, 1999, from Mr. Grewal on behalf of Saba to Mr. Randy Durant of Bank One and in the enclosures referred to in that letter, were true and correct as of the date thereof and continue to be true and correct as of the date of this Agreement, except for such changes or additions as are noted on Exhibit "A" attached hereto.

         3. As a material part of the consideration for this Agreement, Saba and GREKA hereby specifically represent and warrant to Bank One that Saba and its Subsidiaries are in compliance with the covenants set forth in sections 6.03, 6.06, 6.09, 6.10, 6.11 and 6.12 of the Loan Agreement; and Saba and its Subsidiaries shall, and GREKA shall cause Saba and its Subsidiaries to, continue to comply with all such sections of the Loan Agreement. The specific enumeration in this section of certain representations, warranties and covenants in the Loan Agreement with which Saba and its Subsidiaries are in compliance and will continue to comply is not intended, and shall be construed in any way, to amend any other representation, warranty or covenant in the Loan Agreement or other Loan Documents, or constitute a waiver by the Bank of Saba's and its Subsidiaries' compliance therewith.

         4. Bank One hereby agrees that it shall forebear from the exercise of its Remedies through and including September 15, 1999, subject to each of the following conditions being timely met:

                  a. The representations and warranties set forth in paragraphs 2 and 3 hereof shall continue to be true and accurate at all times, and neither Saba nor any of the Guarantors, subsequent to April 13, 1999, shall have caused or permitted any act or event to occur that gives rise to a new Event of Default or Unmatured Event of Default that did not already exist on April 13, 1999.

                  b. On or before the twenty-fifth (25th) day of each calendar month, Saba shall have paid to Bank One all accrued, unpaid interest then due on the Loans.

                  c. On or before July 15, 1999, Saba shall have entered into a term sheet with a reputable financial institution or other lender acceptable to Bank One, in its discretion, pursuant to which such lender has stated its willingness to fund a loan or loans to Saba on or before September 15, 1999, all or part of the proceeds of which would be used to pay off in full the outstanding principal balance and accrued, unpaid interest owed by Saba to Bank One under the Loan Agreement and related Loan Documents.


                  d. Contemporaneously with its execution of this Agreement, Saba shall have delivered to Bank One true and complete copies of all documents executed by Saba, Sabacol, Inc., or any of their Affiliates relating to the "Omimex Transaction," as defined in the Original Forbearance Agreement; and Bank One shall be satisfied that the Omimex Transaction was closed substantially in accordance with the terms of the documentation made available to Bank One in connection with the Original Forbearance Agreement.

         5. Upon the failure of any of the foregoing conditions, Bank One's agreement to forebear from the pursuit of its Remedies shall thereupon be terminated, and Bank One thereafter shall be free to pursue any and all of its Remedies; provided, however, that no such termination of Bank One's agreement to forbear from the exercise of its remedies shall be retroactive with respect to any transactions closed with Bank One's consent prior to such termination.

         6. If any Event of Default or Unmatured Event of Default exists and is continuing subsequent to September 15, 1999, Bank One shall thereafter be free to pursue any and all of its Remedies.

         7. Time is of the essence in the satisfaction in each of the conditions set forth in paragraph 4 of this Agreement, and no such condition shall be deemed to have been satisfied unless it is fully and completely satisfied by the time stated in paragraph 4 hereof.

         8. Nothing in this Agreement is intended to amend nor shall be construed to amend the Loan Agreement or any of the Loan Documents, except as expressly set forth herein.

         9. This Agreement may be executed in multiple counterparts, and each party agrees that the counterpart signature page executed on its behalf may be collated with the counterpart signature pages executed on behalf of the other parties hereto to form a fully executed agreement. The parties hereto agree that delivery of executed counterparts of this instrument may be made by facsimile, and each party hereto agrees to be bound by an executed counterpart hereof bearing the facsimile signature of such party's representative.

         Executed as of the date first set forth above.

BANK ONE, TEXAS, N.A.                       SABA PETROLEUM COMPANY

By: / s / Randall B. Durant                 By:   / s / Randeep S. Grewal
    ---------------------------------             -------------------------
    Randall B. Durant, Vice President             Randeep S. Grewal
                                                  Chairman, CEO & President




                                            GREKA ENERGY CORPORATION

                                            By:   / s / Randeep S. Grewal
                                                  -------------------------
                                                  Randeep S. Grewal
                                                  Chairman, CEO & President


The undersigned, Randeep S. Grewal, in his capacity as an officer of GREKA and Saba, after having first been duly sworn, on oath disposes and says that the certification given by him in paragraph 2 of the foregoing instrument is true and correct to the best of his knowledge:


                                            / s / Randeep S. Grewal
                                            -----------------------
                                            Randeep S. Grewal

         Subscribed and sworn to before me, the undersigned Notary Public, by the said Randeep S. Grewal on this 16th day of July, 1999.


                                             / s /  Ann Miller
                                             -----------------------------------
                                             Notary Public in and for the  State
                                             of New York


[Affix Notarial Seal]